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                                   EXHIBIT 21

                             LIST OF SUBSIDIARIES OF
                            COMPASS BANCSHARES, INC.

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                             LIST OF SUBSIDIARIES OF
                            COMPASS BANCSHARES, INC.


Name of Subsidiary                                       Place of Incorporation
------------------                                       ----------------------

Arizona Bank & Trust                                     Arizona

Arizona Financial Products, Inc.                         Arizona

Arizona Kachina Holdings, Inc.                           Arizona

Compass Bank                                             Alabama

Compass Bancshares Insurance, Inc.                       Alabama

Compass Brokerage, Inc.                                  Alabama

Compass Capital Markets, Inc.                            Alabama

Compass Multistate Services Corporation                  Alabama

Compass Fiduciary Services, Ltd., Inc.                   Alabama

Compass Financial Corporation                            Alabama

Central Bank of the South                                Alabama

Compass Securities, Inc.                                 Alabama

Central Land Holding Corporation                         Alabama

Compass Investments, Inc.                                Alabama

Compass Underwriters, Inc.                               Alabama

Compass Mortgage Corporation                             Delaware

Compass Texas Acquisition Corp.                          Delaware

River Oaks Trust Corporation                             Texas

River Oaks Bank Building, Inc.                           Texas

River Oaks Securities, Inc.                              Texas

P.I. Holdings No. 1, Inc.                                Texas

P.I. Console, Inc.                                       Texas

P.I. Holdings No. 2, Inc.                                Texas

Tucson Athletic Club                                     Arizona